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                            THE SEAGRAM COMPANY LTD.

                         JOSEPH E. SEAGRAM & SONS, INC.

               -% ADJUSTABLE CONVERSION-RATE EQUITY SECURITY UNITS

                                  -------------
                             Underwriting Agreement
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                                                                    June -, 1999

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
   As representatives of the several Underwriters
     named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         The Seagram Company Ltd., a Canadian corporation (the "Company") proposes, subject to the terms and conditions stated herein, to enter into the Purchase Contracts (the "Purchase Contracts") with you on behalf of the Underwriters named in Schedule I hereto (the "Underwriters"). The Purchase Contracts are evidenced by the Unit Certificates and are referred to in the Purchase Contract Agreement to be dated as of June -, 1999 (the "Purchase Contract Agreement") between the Company and The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), underlying an aggregate of 18,500,000 -% Adjustable Conversion-rate Equity Security Units (the "Firm Units"). In connection therewith, the Company and its subsidiary, Joseph E. Seagram, Inc., an Indiana corporation ("JES"), propose, subject to the terms and conditions stated herein, that JES issue and sell to the Underwriters an aggregate of 18,500,000 -% Subordinated Deferrable Notes (the "Notes"), guaranteed by the Company (the "Guarantees"). In connection with the Purchase Contract Agreement, pursuant to the Pledge Agreement, to be dated as of June -, 1999 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and Citibank, N.A., as collateral agent and securities intermediary (the "Collateral Agent"), the Notes underlying the Units will be pledged by the Purchase Contract Agent on behalf of the holders of the Units to secure the holders' obligations to the Company under



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the Purchase Contracts underlying such Units. The rights to purchase newly issued common shares of the Company (the "Common Shares") under a Purchase Contract, together with the Notes or other Pledged Securities securing such Purchase Contract, subject to (a) the obligations owed to the Company under such Purchase Contract and (b) the pledge arrangements under the Pledge Agreement securing the foregoing obligations, collectively constitute an Adjustable Conversion-rate Equity Security Unit (a "Unit"). Unless the context otherwise requires, for purposes of this Agreement, the act of entering into a Purchase Contract underlying a Unit and purchasing a Note underlying a Unit shall be referred to as a "purchase" of such Unit. In addition to the purchase of Firm Units subject to the terms and conditions herein, the Company and JES propose to grant the Underwriters an option to purchase up to 2,775,000 additional Units (the "Optional Units"). The Firm Units and any Optional Units purchased by the Underwriters are herein called the "Units".

         Capitalized terms used herein without definition shall be used as defined in the Purchase Contract Agreement (as defined herein).

1. The Company and JES represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-78395 (the "Initial Registration Statement") in respect of the Units, the Purchase Contracts, the Notes, the Guarantees and the Common Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering or offerings (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, the documents incorporated by reference therein, any post-effective amendment thereto and any preliminary prospectus filed pursuant to Rule 424(b), no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in any Preliminary Prospectus or the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference


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         in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement.

                  (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, as of their respective effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, as of their respective effective or filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and


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         warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Units is required to be delivered in connection with sales of such Units by any underwriters (such period being hereinafter sometimes referred to as the "prospectus delivery period"), and provided further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  (d) The Registration Statement, as of its effective date, conformed, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, as of their respective effective or filing dates, will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to amendments or supplements filed or made during the prospectus delivery period, and provided, further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements of the Company included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material decrease in the capital stock or increase in long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing (in this section references to the good standing of any Canadian corporation refer only to the fact that such corporation has a current certificate of compliance) under the laws of Canada, with power and authority to own its properties and conduct its business as described in the Prospectus. Each of the following subsidiaries of the Company has been duly incorporated and is


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         validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, such subsidiaries being hereinafter sometimes referred to as the "Specified Subsidiaries": J.E. Seagram Corp., Joseph E. Seagram & Sons, Inc., JES Developments, Inc., PolyGram N.V. and Universal Studios, Inc.;

                  (g) All of the issued common shares of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable; and all of the issued shares of capital stock of each of the Specified Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except for Polygram N.V. and Universal Studios, Inc., are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. The Company indirectly owns approximately 91.9% of each of PolyGram N.V. and Universal Studios, Inc;

                  (h) The Notes have been duly authorized and, when the Notes are executed, authenticated, and delivered in connection with the purchase of the Units hereunder, the Notes will constitute valid and legally binding obligations of JES, enforceable in accordance with their terms and entitled to the benefits provided by the indenture, dated as of September 15, 1991, as supplemented as of June __, 1999 (the "Indenture") among JES, the Company, as guarantor and The Bank of New York, as Trustee (the "Trustee"); the Guarantees have been duly authorized by the Company and, upon the due execution, authentication and delivery of the Notes and due endorsement of the Guarantees thereon, such Guarantees will have been duly executed and delivered and will constitute valid and binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits provided by the Indenture; the Indenture has been fully authorized by JES and the Company and at the Time of Delivery (as defined below), the Indenture will be duly qualified under the Trust Indenture Act and will constitute a valid and legally binding instrument of JES and the Company, enforceable in accordance with its terms, in each case subject to the qualification that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing and, in the case of the Company, by the provisions of the Currency Act (Canada) or the provisions of the Code of Civil Procedure of Quebec relating to exclusive jurisdiction of Quebec courts and imperative rules of law in certain matters; and the Notes, the Guarantees and the Indenture conform to the descriptions thereof in the Prospectus;

                  (i) The Common Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be validly issued and fully paid and non-assessable and currently conform to the description of the common shares of the Company in the Prospectus;

                  (j) The execution, delivery and performance of this Agreement, the Indenture, the Purchase Contract Agreement, the Pledge Agreement and the


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         Remarketing Agreement by the Company and JES, as applicable, and the consummation by the Company and JES of the transactions contemplated hereby and thereby and the issuance and delivery of the Units, the Purchase Contracts, the Notes, the Guarantees and the Common Shares to be issued and sold pursuant to the Purchase Contracts, will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the Company or any of its Specified Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument material to the operations of the Company to which the Company or any of its Specified Subsidiaries is a party or by which the Company or any of its Specified Subsidiaries is bound or to which any of the property or assets of the Company or any of its Specified Subsidiaries is subject,; nor will such action result in any violation of the provisions of the Certificate of Amalgamation, as amended, or the General By-laws of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its Specified Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency over the Company or JES is required for the execution, delivery and performance of this Agreement, the Indenture, the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement by the Company and JES, as applicable, and the consummation by the Company and JES of the transactions contemplated hereby and thereby and the issuance and delivery of the Units, the Purchase Contracts, the Notes, the Guarantees and the Common Shares to be issued and sold pursuant to the Purchase Contracts, except, in connection with the remarketing of the Notes pursuant to the Remarketing Agreement, the registration under the Act of the Notes and the approval of listing of the Units by the New York Stock Exchange ("NYSE"), such consents as have been obtained under the Act, the Exchange Act and the Trust Indenture Act, and such consents, authorizations, registrations or qualifications as may be required under state, provincial or other foreign securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                  (k) The Units have been duly authorized and, when duly executed, authenticated, and delivered, and upon payment therefor as set forth herein will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefit provided by the Purchase Contract Agreement, subject to the qualification that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing and, by the provisions of the Currency Act (Canada) or the provisions of the Code of Civil Procedure of Quebec relating to exclusive jurisdiction of Quebec courts and imperative rules of law in certain matters; and the Units conform to the descriptions thereof in the Prospectus;


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                  (l) The Purchase Contract Agreement and the Pledge Agreement
         have been duly authorized by the Company, and, when executed and delivered by the other parties thereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, to the qualification that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing, by the provisions of the Currency Act (Canada) or the provisions of the Code of Civil Procedure of Quebec relating to exclusive jurisdiction of Quebec courts and imperative rules of law in certain matters; the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement conform or will conform to the descriptions thereof in the Prospectus; and the provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent for the benefit of the Company, a valid and perfected security interest under the New York Uniform Commercial Code as in effect on the date hereof in the State of New York in the Pledged Securities from time to time credited to the Collateral Account;

                  (m) This Agreement has been duly authorized, executed and delivered by each of the Company and JES; and the Remarketing Agreement to be entered into by the Company, JES and a remarketing agent, has been duly authorized by the Company and JES and will be, when executed and delivered by the Company and JES, duly executed and delivered by the Company and JES, and will conform to the description thereof set forth in the Prospectus;

                  (n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                  (o) PricewaterhouseCoopers LLP and KPMG Accountants N.V., who have certified certain financial statements of the Company and its subsidiaries, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Underwriters, severally and not jointly, agree to enter into the Purchase Contracts underlying the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto, (b) JES agrees that it will issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from JES, at a purchase price of ____% of the principal amount thereof, the principal amount of Notes underlying the number of Firm Units set forth opposite the name of such Underwriter in
Schedule I hereto, and (c) in the event and to the extent that the Underwriters shall exercise the election to enter into additional Purchase Contracts


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underlying Optional Units as provided below, (i) the Company and each of the
Underwriters, severally and not jointly, agree to enter into that number of additional Purchase Contracts as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Purchase Contracts) determined by multiplying the aggregate number of additional Purchase Contracts the Underwriters elect to purchase by a fraction, the numerator of which is the maximum number of Optional Units set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Units set forth in total opposite the names of all such Underwriters in Schedule I hereto and (ii) JES agrees that it will issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from JES at the purchase price set forth in clause (a) of this Section II, plus accrued interest on the Notes, and minus accrued Purchase Contract Fees payable to the Company under the Purchase Contract Agreement, if any, an aggregate amount of Notes underlying such additional Purchase Contracts.

         The Company hereby grants to the Underwriters the right to enter into, at their election, Purchase Contracts underlying up to 2,775,000 Optional Units and JES hereby grants the Underwriters the right to purchase from JES at their election up to an aggregate of $________________ principal amount of Notes underlying such Optional Units, for the sole purpose of covering overallotments in the sale of the Firm Units. Any such election to enter into such additional Purchase Contracts and purchase such Notes may be exercised only by written notice from you to the Company and JES, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of such additional Purchase Contracts to be entered into and principal amount of Notes to be purchased and the date on which the related Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and JES otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         The Underwriters agree to pledge to the Collateral Agent, on behalf of the initial purchasers of the Units, the Notes underlying the Units. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriters of the Notes to be pledged at the appropriate Time of Delivery (as defined below) in accordance with the Pledge Agreement.

         3. Upon the authorization by you of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Units to be purchased by each Underwriter hereunder will be represented by one or more definitive global Units in book-entry form which will be deposited by or on behalf of the Company and JES with The Depository Trust Company ("DTC") or its designated custodian and delivered to Goldman, Sachs & Co., for the account of each Underwriter, upon at least forty-eight hours' prior notice to the Company and JES by Goldman Sachs & Co. and against payment by or on behalf of such Underwriter of the purchase price therefor by transfer of Federal (same day) funds to the account designated by JES and delivery to the Collateral Agent of the Notes relating to such Units at least forty-eight hours in advance. The Company will cause the certificates representing the Units to be made available for checking at least twenty-four hours prior to


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the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 10:00 a.m., New York time, on June -, 1999 or such other time and date as Goldman, Sachs & Co., the Company and JES may agree upon in writing, and, with respect to the Optional Units, 10:00 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Units, or such other time and date as Goldman, Sachs & Co., the Company and JES may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery";

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Units and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 375 Park Avenue, New York, New York 10152 (the "Closing Location"), and the Units will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at ___ p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       (a)      The Company and JES agree with each of the
                           Underwriters:

                  (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending


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the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdiction in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith neither the Company nor JES shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (iii) Prior to noon New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to prepare and file with the Commission an amendment, supplement or document which will correct such statement or omission or effect such compliance and to furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of any such amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any such Units at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (iv) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as otherwise set forth in the Prospectus or provided hereunder, any securities of the Company or JES that are substantially similar to the Units, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, common shares or any such substantially similar securities (other than (A) the issuance of 2 million common shares to one or more of the Selling Shareholders prior to the First Time of Delivery, or
(B) pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

                  (v) To use the net proceeds received by JES from the sale of the Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (vi) To use their best efforts to list, subject to notice of issuance, the Units on the NYSE; and

                  (vii) If the Company and JES elect to rely upon Rule 462(b), they shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  (b) The Company also represents and warrants to, and agrees with, each of the Underwriters to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, earnings statements of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

         6. The Company covenants and agrees with the several Underwriters that
(a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, and any other documents in connection with the offering, purchase, sale and delivery of the Units; (iii) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Units on the NYSE; (v) any fees charged by securities rating services for rating the Units; (vi) the cost of preparing the Units, the Notes and any Common Shares;
(vii) the fees and expenses of the Purchase Contract Agent and Collateral Agent and any agent of the Purchase Contract Agent and Collateral Agent and the fees and disbursements of any counsel for the Purchase Contract Agent, Collateral Agent or Remarketing Agent in connection with the Purchase Contract Agreement, the Pledge Agreement or the Remarketing Agreement; (viii) the fees and expenses of the Trustee under the Indenture, and any agent of the Trustee, and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Notes; and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that the Company shall bear the cost of any other matters not directly relating to the sale and purchase of the Units pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and JES are, at and as of such Time of Delivery, true and correct, the condition that the Company and JES shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Sullivan & Cromwell, U.S. counsel for the Underwriters, and Ogilvy Renault S.E.N.C., Canadian counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to, in the case of Ogilvy Renault S.E.N.C., the matters covered by Section 7(d)(iii) and (xi) and, in the case of Sullivan & Cromwell, the incorporation of JES, the validity of the Notes, the Guarantees, the Indenture, the Purchase Contract, the Pledge Agreement, the Common Shares, the accuracy of the Registration Statement and the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (Sullivan & Cromwell being entitled to rely, as to all matters of Canadian law upon the opinion of Canadian counsel described in paragraph (d) of this Section 7, and, as to all matters of law of the State of Indiana upon the opinion of Barnes & Thornburg);

                  (c) Simpson Thacher & Bartlett, U.S. counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Company has been duly authorized, executed and delivered pursuant to Canadian law and being entitled to rely, as to all matters of Canadian law, solely upon the opinion of Canadian counsel described in paragraph (d) of this Section 7) (such counsel also being entitled to rely in respect of matters of law other than of United States federal or New York law on opinions of local counsel of the Company and its subsidiaries and as to matters of fact upon certificates of public officials and of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates), to the effect that:

                           (i) Joseph E. Seagram & Sons, Inc. has been duly
                  incorporated and is validly existing as a corporation under the laws of the State of Indiana; and each of J.E. Seagram Corp., JES Developments, Inc. and Universal Studios, Inc. has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware;

                           (ii) All of the outstanding shares of capital stock
                  of JES have been duly authorized by JES and are validly issued, fully paid and non-assessable and are owned indirectly by the Company, to the knowledge of such counsel, free and clear of any adverse claim; all of the outstanding shares of capital stock of J.E. Seagram Corp. have been duly authorized by J.E. Seagram Corp. and are validly issued, fully paid and non-assessable and are owned directly by the Company to the knowledge of such counsel free and clear of any adverse claim; all of the outstanding shares of capital stock of JES Developments, Inc. have been duly authorized by JES Developments Inc. and are validly issued, are fully paid and non-assessable, and are owned indirectly by JES to the knowledge of such counsel, free and clear of any adverse claim; and all the outstanding Shares of capital stock of Universal Studios, Inc. have been duly authorized by Universal Studios, Inc. and are validly issued, are fully paid and non-assessable, and such that are owned indirectly by the Company, to the knowledge of such counsel, free and clear of any adverse claim;

                           (iii) To such counsel's knowledge, there are no legal
                  or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are required to be described in the Prospectus which are not described as required; and to such counsel's knowledge no such proceedings have been asserted by governmental authorities or by others;

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by the Company and JES;

                           (v) Assuming that the Purchase Contract Agreement and
                  Pledge Agreement have been duly authorized, executed and delivered by Seagram and, assuming that the Purchase Contract Agreement is the valid and binding obligation of the Purchase Contract Agent and that the Pledge Agreement is the valid and binding obligation of the Collateral Agent and Securities Intermediary, the Purchase Contract Agreement and the Pledge Agreement constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms;

                           (vi) The provisions of the Pledge Agreement are
                  effective to create in favor of the Collateral Agent for the benefit of the Company, a valid and perfected security interest under the New York Uniform Commercial Code as in effect on the date hereof in the State of New York in the Pledged Securities from time to time credited to the Collateral Account;

                           (vii) The Notes have been duly authorized, executed
                  and delivered by JES and, assuming due authentication hereof by the Trustee, and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of JES enforceable against JES in accordance with their terms and entitled to the benefits of the Indenture; assuming the Guarantees relating to the Notes have been duly authorized, endorsed on the Notes and executed, issued and delivered in accordance with Canadian law, the Guarantees will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture; and the Notes, such Guarantees and the Indenture conform to the descriptions thereof in the Prospectus;

                           (viii) The Indenture has been duly authorized,
                  executed and delivered by the JES and duly qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Company and the Trustee (other than Section 516 thereof as to which such counsel need not express any opinion), constitutes a valid and legally binding instrument of JES and the Company enforceable in accordance with its terms;

                           (ix) Assuming that the Units have been duly
                  authorized, executed and delivered by Seagram and, assuming due execution by the Purchase Contract Agent as attorney-in-fact of the holders thereof and due authentication by the Purchase Contract Agent and upon payment and delivery in accordance with the Underwriting Agreement, the Units will constitute valid and legally binding obligations of Seagram entitled to the benefits of the Purchase Contract Agreement and enforceable against Seagram in accordance with their terms;

                           (x) The issuance and sale of the Units and the
                  compliance by the Company and JES with all of the provisions of the Underwriting Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or any document or filing incorporated by reference therein to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action violate the charter documents, as amended, or the By-laws of JES or, with respect to the United States and the States of New York and Indiana, will such action result in any violation of any statute or, to the knowledge of such counsel, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                           (xi) With respect to the United States and the States
                  of New York and Indiana, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and the sale of the Units, and the compliance by the

                  Company and JES with all of the provisions of this Agreement, except such that have been obtained or made under the Act, the Trust Indenture Act and the Exchange Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                           (xii) Neither the Company nor JES is an "investment
                  company", within the meaning of the Investment Company Act of 1940, as amended;

                           (xiii) Such counsel does not know of any contracts or
                  other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or in the Prospectus which are not filed or incorporated by reference or described as required;

                           (xiv) Subject to the qualifications and limitations
                  stated in the Prospectus, the statements set forth in the Prospectus under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and

                           (xv) Such opinion may also include a paragraph to the
                  effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus and the documents incorporated by reference in the Prospectus and that such counsel takes no responsibility therefor; provided, however, that such opinion shall state that the discussion set forth in the Prospectus under the heading "Certain Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects. Such opinion may also state that in the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and employees of the Company and with representatives of the independent accountants of the Company. Such opinion may state that such counsel did not prepare the documents incorporated by reference in the Prospectus; however, such counsel discussed such documents with the Company prior to their filing with the Commission, and that based upon such counsel's examination of the Registration Statement, the Prospectus and the documents incorporated by reference in the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement and any amendment thereto made by the Company made prior to such Time of Delivery, as of its respective effective date, and the Prospectus and any amendment or supplement thereto made by the Company prior to such

                  Time of Delivery, as of their respective issue dates, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, and (ii) such counsel has no reason to believe that the Registration Statement or any amendment thereto (including the documents incorporated by reference in the Prospectus), made by the Company prior to such Time of Delivery, as of its respective effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or required in order to make the statements therein not misleading, or that as of such Time of Delivery, either the Registration Statement or the Prospectus or any amendment or supplement thereto made by the Company prior to such Time of Delivery (including the documents incorporated by reference therein), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which the statements were made when such documents were so filed, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or any amendment thereto, or in the Prospectus and any amendment or supplement thereto made by the Company prior to such Time of Delivery.

                  (d) Goodman Phillips & Vineberg S.E.N.C., Canadian counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you (such counsel being entitled to rely, as to all matters of United States or United States state law, solely upon the opinion of United States counsel described in paragraph (c) of this Section 7) (such counsel also being entitled to rely in respect of matters of law other than matters of Canadian federal or Quebec law solely upon opinions of local counsel and as to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe both they and you are justified in relying thereon) to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation under the laws of Canada with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has received a certificate of compliance under the Canada Business Corporations Act;

                           (ii) The Company has been duly qualified for the
                  transaction of business under the laws of the Province of Quebec;

                           (iii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and has taken all corporate proceedings so that all of the issued common shares of the Company have been duly and validly authorized and issued as fully paid and non-assessable; and the common shares conform to the description of the common shares contained in the Prospectus;

                           (iv) The Common Shares to be issued and sold by the
                  Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be duly and validly issued, fully paid and non-assessable;

                           (v) To such counsel's knowledge and other than as set
                  forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending in the Province of Quebec to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate be, in the opinion of such counsel, material to the Company and its subsidiaries taken as a whole; and to such counsel's knowledge, no such proceedings have been threatened by governmental authorities or by others;

                           (vi) Each of this Agreement, the Purchase Contract
                  Agreement, the Purchase Contracts, which are evidenced by the Unit Certificates being delivered at such Time of Delivery, the Pledge Agreement and the Indenture, has been duly authorized, executed and, to the extent delivery is governed by the the laws of the Province of Quebec, delivered by the Company;

                           (vii) The Guarantees have been duly authorized and
                  upon the due execution, authentication, issuance and delivery of the Notes pursuant to this Agreement and the Indenture, and upon the Guarantees being duly endorsed on the Notes and executed, such Guarantees will have been duly issued and delivered; and, assuming that the Notes and the Guarantees of the Notes constitute valid and legally binding obligations of JES and the Company, respectively, enforceable in accordance with their terms under the laws of the State of New York, such Guarantees will constitute valid and legally binding obligations of the Company under the laws of the Province of Quebec and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%;

                           (viii) The Indenture has been duly authorized,
                  executed and, to the extent delivery is governed by the laws of the Province of Quebec, delivered by the Company and, assuming that the Indenture has been duly authorized, executed and delivered by JES and the Trustee and is binding on JES and the Trustee, and assuming that the Indenture constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms under the laws of the State of New York, the Indenture (other than Section 516 thereof, as to which such counsel need express no opinion) constitutes a valid and legally binding instrument of the Company under the laws of the Province of Quebec and the laws of Canada applicable therein, enforceable in accordance with its terms under the laws of the Province of Quebec and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%; and all taxes and fees required under the laws of Canada or the Province of Quebec to be paid with respect to the execution of the Indenture and the issuance of the Guarantees relating to the Notes have been paid;

                           (ix) The Purchase Contract Agreement, the Pledge
                  Agreement and the Purchase Contracts have been duly authorized, executed and, to the extent delivery is governed by the laws of the Province of Quebec, delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, and assuming that each such agreement constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms under the laws of the State of New York, each of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts constitutes a valid and legally binding instrument of the Company under the laws of the Province of Quebec and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%;

                           (x) The entry into the Purchase Contracts by the
                  Company, the issuance of Guarantees, the issue and sale of the Common Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of this Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Indenture and the Guarantees, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or an Exchange Act document incorporated or deemed incorporated by reference therein, nor will such action result in any violation of the provisions of the Certificate of Amalgamation, as amended, or the General By-Laws of the Company or, with respect to Canada or the Province of Quebec (or, insofar as such orders are concerned, any other Province thereof), any statute or, to the knowledge of such counsel any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body of Canada or the Province of Quebec is required for the entry into the Purchase Contracts underlying the Units by the Company, the issue of the Guarantees, the issue and sale of the Common Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of this Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Guarantees or the Indenture or the consummation by the Company of the transactions herein or therein contemplated, other than those which have been obtained or made;

                           (xi) No filing or registration of the Registration
                  Statements, any Preliminary Prospectus or the Prospectus is necessary under the laws of Canada or the Province of Quebec in connection with the issue and sale outside of Canada of the Units pursuant to this Agreement except for those which have been made;

                           (xii) No tax or stamp duty under the laws of Canada
                  or the Province of Quebec is payable in connection with the creation, issue and delivery to the Underwriters of the Notes and the Purchase Contracts, which are evidenced by the Units, and the Guarantees;

                           (xiii) Under the laws of Canada and of the Province
                  of Quebec currently in force and under current practice of the courts of the Province of Quebec at the date of such opinion, such courts would give effect to the choice of New York law as the law governing this Agreement, the Purchase Contract Agreement, the Purchase Contracts, the Guarantees, the Indenture and the Pledge Agreement subject to proof of such laws as a question of fact; provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public order, as that term is applied by the courts in the Province of Quebec; and

                           (xiv) Subject to the qualifications and limitations
                  stated in the Prospectus, the statements set forth in the Prospectus under the caption "Canadian Income Tax Consequences", insofar as they purport to constitute summaries of matters of Canadian tax law and regulations of legal conclusions with respect thereto, constitute accurate summaries of the matters described therein.

                  Such opinion shall also state that (i) such counsel did not prepare the Registration Statements, the Prospectus or any documents incorporated by reference in the Prospectus and (ii) such counsel has no reason to believe that any Registration Statement or any amendment thereto (including the documents incorporated by reference in the Prospectus), as of its respective effective date (or, with respect to any Registration Statement as to which an Annual Report on Form 10-K of the Company has been filed subsequent to the effective date thereof and is deemed to be incorporated by reference therein, as of the date of filing o the most recent such Annual Report on Form 10-K) (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein concerning the Company not misleading or that the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference in the Prospectus) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

                  Such opinion shall also state that any final and conclusive judgment obtained against the Company in the United States in respect of the Purchase Contracts, the Purchase Contract Agreement, the Guarantees, the Indenture and the Pledge Agreement, would be recognized and enforced by the courts of the Province of Quebec provided that (A) the United States court rendering such judgment had jurisdiction over the Company, as determined under the relevant provisions of the laws of the Province of Quebec; (B) such judgment is not subject to ordinary remedies (such as appeal or judicial review) and is final and enforceable in the United States; (C) such judgment was not rendered in contravention of the fundamental principles of procedure (such as notice of fair hearing, right to be heard, right to an independent and impartial tribunal and rules against bias); (D) there were no proceedings pending in the Province of Quebec and no judgment rendered in the Province of Quebec or in another jurisdiction meeting the necessary conditions for recognition in the Province of Quebec between the same parties, based on the same facts and having the same object;
         (E) such judgment is not manifestly inconsistent with public order as understood in international relations; (F) such judgment does not enforce obligations arising from foreign revenue laws, unless there is reciprocity, or arising from other laws of a public nature, such as expropriatory or penal laws; (G) the action to enforce such judgment is commenced in the Province of Quebec within three (3) years after the date of such judgment; and (H) such judgment is not contrary to any order made by the Attorney-General of Canada under the Foreign Extra-territorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada);

                  (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP and KPMG Accountants N.V., who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall each have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, delivered prior to the execution of this Agreement;

                  (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (g) Subsequent to the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a general moratorium on commercial banking activities in Canada or New York declared by Canadian federal, Canadian Provincial, United States federal or New York State authorities; (iii) a suspension or material limitation in trading in the Company's common shares on the New York Stock Exchange; or (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war, if the effect of any such event specified in this clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Prospectus;

                  (h) The Units to be sold by the Company at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

                  (i) The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (j) Each of the Company and JES shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and JES, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and JES, as applicable, herein at and as of such Time of Delivery, as to the performance by the Company and JES of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company and JES shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section.

         8. (a) The Company and JES jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and JES shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company and JES by any Underwriter through Goldman, Sachs & Co. expressly for use therein;

                  (b) Each Underwriter will indemnify and hold harmless the Company and JES against any losses, claims, damages or liabilities to which the Company or JES may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company and JES by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and JES for any legal or other expenses reasonably incurred by the Company or JES in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, provided that this sentence shall not impair any right of an indemnified party to be indemnified for its reasonable costs of investigation. An indemnifying party shall not be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the indemnifying party's consent, which consent shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and JES on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and JES on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and JES on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company and JES bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this

Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and JES on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and JES and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         9. (a) If any Underwriter shall default in its obligation to purchase the Units which it has agreed to purchase hereunder at the time of delivery, you may in your discretion arrange for you or another party or other parties to purchase such Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Units, then the Company and JES shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Units on such terms. In the event that, within the respective prescribed periods, you notify the Company and JES that you have so arranged for the purchase of such Units, or the Company and JES notify you that they have so arranged for the purchase of such Units, you or the Company and JES shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and JES agree to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Units.

                  (b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company and JES as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Units to be purchased at such Time of Delivery, then Company and JES shall have the right to require each non-defaulting Underwriter to purchase the number of Units which such

Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Units which such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Company and JES as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Units to be purchased at such Time of Delivery, or if the Company and JES shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Units of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and JES to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and JES, except for the expenses to be borne by the Company and JES and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, JES and the several Underwriters, as set forth in this Agreement or made by or on behalf of it, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or JES, or any officer or director or controlling person of the Company and JES, and shall survive delivery of and payment for the Units.

         Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and JES in subsection (a) of Section 8 hereof, the representations and warranties in subsections (ii), (iii) and (iv) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company and JES pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company and JES of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company and JES when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company and JES will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and JES shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Units are not delivered by or on behalf of the Company and JES as provided herein, the Company and JES will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Units not so delivered, but the Company and JES shall then be under no further liability to any Underwriter in respect of the Units not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Company and JES, shall be delivered or sent by mail, telex or facsimile transmission to the respective addresses of the Company and JES set forth in the Registration Statement, Attention: Vice President and Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 8 (d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company and JES by you upon request.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, JES and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and JES and each person who controls the Company, JES or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company and JES. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                Very truly yours,

                                The Seagram Company Ltd.

                                By: __________________________________
                                    Name:
                                    Title:

                                By: __________________________________
                                    Name:
                                    Title:

                                Joseph E. Seagram & Sons, Inc.

                                By: __________________________________
                                Name:
                                Title:


Accepted as of the date hereof

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Merrill, Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated

By: ......................................
            (Goldman, Sachs & Co.)

      On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                            NUMBER OF
                                                                                             OPTIONAL
                                                                                         SECURITIES TO BE
                                                               TOTAL NUMBER OF             PURCHASED IF
                                                                  FIRM UNITS                 MAXIMUM
                       UNDERWRITER                             TO BE PURCHASED           OPTION EXERCISED
                       -----------                             ---------------           ----------------
Goldman, Sachs & Co.......................................
Bear, Stearns & Co. Inc...................................
Merrill, Lynch, Pierce, Fenner & Smith
  Incorporated............................................
Morgan Stanley & Co. Incorporated.........................
[Other Underwriters]
                                                               ---------------           ----------------
         TOTAL............................................       18,500,000                  2,775 000
                                                               ===============           ================